Exhibit 32.1

     CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                        ACT OF 2002


     In connection with the Quarterly Report of Woodstock Financial Group, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William J. Raike, III, Chief Executive Officer of the Company, and Melissa L. Whitley, Chief Financial Officer of the Company, respectively, do each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his and her knowledge:

 (1) The Report fully complies with the requirements of Section
     13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ William J. Raike, III
-------------------------------------
William J. Raike, III
President and Chief Executive Officer
May 14, 2008



/s/ Melissa L. Whitley
-------------------------------------
Melissa L. Whitley
Chief Financial Officer
May 14, 2008